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                                                                  EXHIBIT 10.131

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

1. PARTIES. This sublease, dated, for reference purposes only. December 14, 1998, is made by and between Wilshire Technologies, Inc., A California Corporation ("SUBLESSOR") and Intecon Systems, Inc., A California Corporation ("SUBLESSEE").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 5861 Edison Place, Carlsbad, CA 92008 located in the County of San Diego , State of California and generally described as (describe briefly the nature of the property) approximately an 800 square foot warehouse portion of a larger building. (See Exhibit A attached) ("PREMISES").

3.   TERM.

     3.1. TERM. The term of this Sublease shall be for six (6) months commencing on February 1, 1999 , and ending on July 31, 1999 , unless sooner terminated pursuant to any provision hereof.

     3.2. DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.2 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

4.   RENT.

     4.1. BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $432.00 in advance, on the first
          (1st) day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $432.00 as Base Rent for February, 1999 (February, 1999 to July 31, 1999 = $432.00 per month modified gross). Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

     4.2. RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $432.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6.   USE.

     6.1. AGREED USE. The Premises shall be used and occupied only for office, assembly, distribution and related uses for a research company and for no other purpose.

     6.2. COMPLIANCE. Sublessee acknowledges it is accepting the Premises in its "as is" condition, has inspected the Premises and satisfied itself as to the condition and compliance with all applicable



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          statutes, laws, regulations, covenants, conditions, and restrictions of record. Note: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.

     6.3. ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

          (a) it has been advised by Sublessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

          (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

          (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

In addition, Sublessor acknowledges that:

          (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

          (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

7.   MASTER LEASE

     7.1. Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked Exhibit B, wherein Frank Naliboff and Nathan Morton is the lessor, hereinafter the "MASTER LESSOR"

     7.2. This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3. The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the work "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4. During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every applicable obligation of Sublessor under the Master Lease.

     7.5. The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

     7.6. Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and



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          harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8. Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1. Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

     8.2. Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3. Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease, provided Sublessor has received 10 days prior written notice of such Default during which time Sublessor may cure the Default. Sublessor agrees that, except as provided above, Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

     8.4. No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.   CONSENT OF MASTER LESSOR.

     9.1. In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2. In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

     9.3. In the event that Master Lessor does give such consent then:

          (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.



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          (d)  In the event of any Default of Sublessor under the Master Lease,
          Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

          (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then, after 10 days written notice to Sublessor during which it may cure such Default, Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent not any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. ATTORNEY'S FEES. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

11. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

     See Addendum -- Attached

     Exhibit A "Floor Plan" -- Attached

     Exhibit B -- Master Lease



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--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
     SUBLEASE

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES, SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------


Executed at:                            Wilshire Technologies, Inc.
            -------------------------   ----------------------------------------
on:                                     By: John Van Egmond, President & CEO
   ----------------------------------       ------------------------------------
Address:                                By: /s/John Van Egmond
        -----------------------------      -------------------------------------
                                        "Sublessor" (Corporate Seal)


Executed at:                            Intecon Systems, Inc.
            -------------------------   ----------------------------------------
on:                                     By: Ralph Sias, President
   ----------------------------------      -------------------------------------
Address:                                By: /s/Ralph Sias
        -----------------------------      -------------------------------------
                                        "Sublessee" (Corporate Seal)


Executed at:                            Frank Naliboff and Nathan Morton
            -------------------------   ----------------------------------------
on:                                     By: /s/Frank Naliboff
   ----------------------------------       ------------------------------------
Address:                                By: /s/Nathan Morton
        -----------------------------       ------------------------------------
                                        "Master Lessor" (Corporate Seal)


NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.



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      ADDENDUM TO SUBLEASE DATED DECEMBER 14, 1998 BY AND BETWEEN WILSHIRE
         TECHNOLOGIES, INC., A CALIFORNIA CORPORATION, AS SUBLESSOR AND
      INTECON SYSTEMS INC., A CALIFORNIA CORPORATION, AS SUBLESSEE FOR THE
               PROPERTY AT 5861 EDISON PLACE, CARLSBAD, CALIFORNIA

This addendum modifies the Sublease in the following particulars only. Should the terms and conditions of this addendum conflict with the terms and conditions of the Sublease, the terms and conditions of this addendum shall prevail.

     12.1 TENANT IMPROVEMENTS: Sublessor, at Sublessor's sole cost and expense, shall install a chain-link fence, 8 feet in height, demising the premises to include a sliding gate next to the outside door, 6 feet in width. Sublessee shall install a modular cleanroom at Sublessee's expense, subject to the written consent of Sublessor and Master Lessor of plans, specifications, method of payment and manner of installation. Sublessee acknowledges and agrees that any and all of Sublessee's improvements or alterations of the premises be removed, repaired and restored to its original condition by Sublessee by the last day of the Sublease term.

     12.2 OPTION TO RENEW: Provided Sublessee is not then in Default and has no more than one cured Default during the previous term, Sublessee shall have two (2) Options to Renew the Sublease each for a period of six (6) months. Sublessee shall exercise its Option(s) by giving Sublessor written notice at least three (3) months prior to the ending date of the existing lease term. The Rent shall be as follows:

          August 1, 1999 to January 31, 2000 = $432.00 per month modified gross.

          February 1, 2000 to July 31, 2000 = $432.00 per month modified gross.

     12.3 PARKING: Sublessee shall have use of 2 unassigned parking spaces in the parking area.

     12.4 DOCK HIGH ACCESSIBILITY: Sublessee shall have access to the dock-high loading door during normal business hours of Sublessor.

     12.5 TRASH, WATER AND ELECTRICAL: Sublessee shall reimburse Sublessor ($100.00) per month for trash, water and electrical usage. These charges will be reviewed on a quarterly basis and can be adjusted by Sublessor based upon cost and usage.

     12.6 RIGHTS AND REMEDIES: All rights and remedies available to the Master Lessor pursuant to the terms of the Master Lease or by law as to the Sublessor, shall be available to Sublessor as to the Sublessee.

CONSULT YOUR ATTORNEY/ADVISORS - THIS DOCUMENT HAS BEEN PREPARED FOR APPROVAL BY YOUR ATTORNEY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY SUBLESSOR AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR TO THE TRANSACTION TO WHICH IT RELATES. THESE ARE QUESTIONS FOR YOUR ATTORNEY.


AGREED AND ACCEPTED:

SUBLESSOR                               SUBLESSEE

Wilshire Technologies, Inc.             Intecon Systems, Inc.
A California Corporation Corporation    A California Corporation

By: /s/John Van Egmond                  By: /s/Ralph Sias
    ---------------------------------       ------------------------------------
    John Van Egmond --President & CEO       Ralph Sias, President

Date: 12/18/98                          Date: 1/4/99
      -------------------------------         ----------------------------------


MASTER LESSOR

Frank Naliboff and Nathan Morton

By: /s/Frank Naliboff                   By: /s/Nathan Morton
    --------------------------------        ------------------------------------
    Frank Naliboff                          Nathan Morton

Date:                                   Date:
     -------------------------------         -----------------------------------



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